SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A No. 2
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 2, 2007
LSI Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-10317 (Commission File Number)	94-2712976 (IRS Employer Identification No.)

1621 Barber Lane Milpitas, CA (Address of principal executive offices)	95035 (Zip Code)
(408) 433-8000
(Registrant’s Telephone Number)
LSI Logic Corporation
(Former Name)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
          The financial statements and accountant’s report required by this item are incorporated by reference from the following documents filed by Agere Systems Inc. (File no. 1-16397):
1.	Annual report on Form 10-K for the fiscal year ended September 30, 2006, filed December 1, 2006.

2.	Quarterly report on Form 10-Q for the quarter ended December 31, 2006, filed February 9, 2007.
(b) Pro forma financial information.
          The required pro forma financial information is contained in Exhibit 99.1 to this report, which is incorporated herein by reference.
(d) Exhibits.

Exhibit
Number	Description
3.1*	Certificate of Ownership and Merger as filed with the Secretary of State of the State of Delaware on April 5, 2007

3.2*	Composite Certificate of Incorporation

10.1*	Supplemental Indenture No. 2, dated as of April 1, 2007, by and among Agere Systems Inc., a Delaware corporation, LSI Logic Corporation, a Delaware corporation, and The Bank of New York, a New York banking corporation, as trustee

10.2	Agreement and Plan of Merger, dated as of December 3, 2006, by and among LSI Logic Corporation, a Delaware corporation, Atlas Acquisition Corp., a wholly-owned subsidiary of LSI and a Delaware corporation, and Agere Systems Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to LSI’s Current Report on Form 8-K filed on December 4, 2006)

23.1*	Consent of Independent Registered Public Accounting Firm

99.1	Pro forma financial information relating to the acquisition of Agere Systems Inc.
* Previously filed

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI CORPORATION
Date: May 10, 2007	By:	/s/ Bryon Look
		Name:	Bryon Look
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1*	Certificate of Ownership and Merger as filed with the Secretary of State of the State of Delaware on April 5, 2007

3.2*	Composite Certificate of Incorporation

10.1*	Supplemental Indenture No. 2, dated as of April 1, 2007, by and among Agere Systems Inc., a Delaware corporation, LSI Logic Corporation, a Delaware corporation, and The Bank of New York, a New York banking corporation, as trustee

10.2	Agreement and Plan of Merger, dated as of December 3, 2006, by and among LSI Logic Corporation, a Delaware corporation, Atlas Acquisition Corp., a wholly-owned subsidiary of LSI and a Delaware corporation, and Agere Systems Inc., a Delaware corporation (incorporated by reference to Exhibit 2.1 to LSI’s Current Report on Form 8-K filed on December 4, 2006)

23.1*	Consent of Independent Registered Public Accounting Firm

99.1	Pro forma financial information relating to the acquisition of Agere Systems Inc.
* Previously filed